UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 14, 2011

PERVASIVE SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12365 Riata Trace Parkway Building B, Austin, Texas 78727

(Address of principal executive offices, including zip code)

(512) 231-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the stockholders of Pervasive Software Inc. (the “Company”) re-elected the following individuals as Class II Directors to serve on the Board of Directors. Each Class II Director will serve until the Company’s 2014 Annual Meeting, or until his successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Shelby H. Carter Jr.	11,366,797	227,116	3,335,990
Nancy R. Woodward	7,994,941	3,598,972	3,335,990

In addition, the stockholders voted on a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending June 30, 2012 which was approved based upon the following votes:

Votes for	14,642,952
Votes against	210,153
Abstentions	76,798

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIVE SOFTWARE INC.

By:	/s/ Randy Jonkers
Randy Jonkers Chief Financial Officer

Date: November 17, 2011

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